EXHIBIT 10.2
FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
     This First Amendment to Asset Purchase Agreement is dated March 31, 2008 by and between Metretek, Incorporated, a Florida corporation (“Seller”), PowerSecure International, Inc., a Delaware corporation (“PowerSecure”), and Mercury Instruments LLC, an Ohio limited liability company (“Purchaser”), who agree as follows:
     1. Recitals. Pursuant to an Asset Purchase Agreement dated March 14, 2008 (the “Purchase Agreement”), Purchaser agreed to acquire certain assets of the Seller. Pursuant to Section 14.9 of the Purchase Agreement, the Purchaser, Seller and PowerSecure desire to amend the Purchase Agreement in certain respects.
     2. Amendment. The Purchase Agreement is hereby amended as follows:
          (a) Change the period at the end of Section 2.1(a)(xv) to a comma and add the following: “including the license payments set forth on Schedule 2.1(a)(xv) attached hereto (the “Acquired License Payments”).
          (b) Add the following after the word “Date” in Section 2.1(b)(v): “except for the Acquired License Payments”.
          (c) Add the following as new Section 2.1(d):
          (d) All payments received with respect to the Acquired License Payments, whether received prior to or after the Closing Date, shall be paid over to the Purchaser (if not paid directly to the Purchaser) promptly, and in no event more than ten (10) Business Days after receipt of such payments.
          (d) In the last sentence of Section 4, add the words “day following the” before the words “Closing Date”.
     3. Confirmation. In all other respects, the Purchase Agreement is hereby ratified, confirmed and approved.
     Signed the date above.

METRETEK, INCORPORATED		POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter	By:	/s/ Christopher T. Hutter

	Christopher T. Hutter,		Christopher T. Hutter,
	Vice President and Chief Financial Officer		Vice President and Chief Financial Officer

MERCURY INSTRUMENTS LLC

By:	/s/ Gareth Y. Hudson

Gareth Y. Hudson, President